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                                POWER OF ATTORNEY

STATE OF NEW YORK,   )
                     )
COUNTY OF NEW YORK,  )

                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Time Warner Telecom Inc., a Delaware corporation (the "Company") hereby constitutes and appoints David J. Rayner and Larissa L. Herda, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full powers to act without the other and with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement of the Company on Form S-1 or other appropriate form and any and all amendments to such Registration Statement (including post-effective amendments), to be filed with the Securities and Exchange Commission in connection with the registration under the provisions of the Securities Act of 1933, as amended, of Class A Common Stock of the Company with power where appropriate to affix thereto any seal of the Company and to attest said seal, and to file such Registration Statement, and any and all amendments and post-effective amendments to such Registration Statement, and any subsequent registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, or any of them, may lawfully do or cause to be done by virtue hereof.

                  EXECUTED this 31st day of August, 1998.



(i)      Principal Executive Officer:

         /s/ Larissa L. Herda
         --------------------------------------
         Larissa L. Herda
         President and Chief Executive Officer


(ii)     Principal Financial Officer:

         /s/ David J. Rayner
         --------------------------------------
         David J. Rayner
         Senior Vice President and Chief
         Financial Officer








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                                                                               2

(iii)    Principal Accounting Officer:

         /s/ Jill Stuart
         --------------------------------------
         Jill Stuart
         Vice President, Accounting and Finance
         and Chief Accounting Officer


(iv)     Directors:

         /s/ Richard J. Bressler
         --------------------------------------
         Richard J. Bressler
         Director

         /s/ Larissa L. Herda
         --------------------------------------
         Larissa L. Herda
         Director

         /s/ Robert J. Miron
         --------------------------------------
         Robert J. Miron
         Director

         /s/ Pearre A. Williams
         --------------------------------------
         Pearre A. Williams
         Director

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